UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 6, 2005

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055

(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin	54235

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(920) 743-5551

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2005, Baylake Corp. announced its results for the first quarter of fiscal 2005, ended March 31, 2005. A copy of Baylake Corp.’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2005	BAYLAKE CORP. (Registrant)
	By:	/s/ Steven Jennerjohn
Steven Jennerjohn
Chief Financial Officer

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